Q3 2015 Earnings Presentation November 5, 2015 Mike Petters President & Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should be considered supplemental to and not a substitute for GAAP financial information, and may not be comparable to similarly titled measures of other companies.

Highlights from Third Quarter 2015 3  Revenues were $1.8 billion compared to ~$1.7 billion in Q3 2014  Segment operating margin* was 9.6% compared to 8.8% in Q3 2014  Total operating margin was 11.1% compared to 10.0% in Q3 2014  Diluted EPS was $2.29 compared to $1.96 in Q3 2014  Diluted EPS in Q3 2015 included $0.06 for the loss on early extinguishment of debt  Cash from operations was $254 million; Free cash flow* was $217 million  Total backlog at $23.3 billion, with $12.5 billion funded * Non-GAAP metrics. See appendix for definitions and reconciliations.

$1.96 $2.29 $1.67 $1.98 $— $0.50 $1.00 $1.50 $2.00 $2.50 Q3 2014 Q3 2015 Diluted EPS GAAP Adjusted* Third Quarter 2015 Consolidated Results 4 * Non-GAAP metrics. See appendix for definitions and reconciliations. $1,717 $1,800 $— $400 $800 $1,200 $1,600 $2,000 Q3 2014 Q3 2015 ($ in m illi on s) Revenues $171 $200 $— $50 $100 $150 $200 $250 Q3 2014 Q3 2015 ($ in m illi on s) Operating Income 10.0% 11.1% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q3 2014 Q3 2015 Operating Margin * *

Ingalls Shipbuilding 5  Ingalls revenues up 6% YoY due to increased volumes on the DDG program.  Segment operating income and margin up YoY due to improved performance on the LHA, NSC and LPD programs $559 $593 $300 $350 $400 $450 $500 $550 $600 Q3 2014 Q3 2015 ($ in m illi on s) Revenues $55 $77 $— $20 $40 $60 $80 Q3 2014 Q3 2015 ($ in m illi on s) Segment Operating Income 9.8% 13.0% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0 % Q3 2014 Q3 2015 Segment Operating Margin

6  Newport News revenues up 7% YoY due to increased volumes on the VCS program and fleet support services.  Segment operating income and margin down YoY due to lower performance on CVN-78 Gerald R. Ford and lower volumes on aircraft carriers RCOH programs. Newport News Shipbuilding $1,097 $1,177 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 Q3 2014 Q3 2015 ($ in m illi on s) Revenues $101 $100 $— $20 $40 $60 $80 $100 $120 Q3 2014 Q3 2015 ($ in m illi on s) Segment Operating Income 9.2% 8.5% —% 2.0% 4.0% 6.0% 8.0% 10.0 % Q3 2014 Q3 2015 Segment Operating Margin

2016 FAS/CAS Adjustment Sensitivities 7  As of September 30, 2015, YTD actual return on plan assets was (3.3%) and the FAS discount rate was approximately 4.59%, 25 bps higher than year end 2014. The FAS/CAS Adjustment is equal to the pension and other post-retirement benefits cost recorded under U.S. Government Cost Accounting Standards (CAS) less the pension and other post-retirement benefits cost required to be recognized in accordance with the Financial Accounting Standards (FAS) under US GAAP. The above chart shows the impact of changes in the FAS discount rate assumption and 2015 actual plan asset rates of return on the 2016 FAS/CAS Adjustment. The final FAS discount rate and the actual rate of return on plan assets will be determined at 12/31/15. The above is not meant to represent the range of all possible outcomes. Additional factors, including changes in census data, will impact the actual 2016 FAS/CAS Adjustment. 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% -4.00% 114 109 105 100 97 94 -2.00% 128 122 118 113 110 107 0.00% 141 135 130 127 123 121 2.00% 154 148 143 139 136 133 4.00% 166 161 156 152 149 146 12/31/2015 FAS Discount Rates Actual 2015 Asset Return 2016 FAS/CAS Adjustment Sensitivities ($M)

Appendix

Definitions of Non-GAAP Metrics 9 We make reference to “segment operating income,” “segment operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and "free cash flow." Segment operating income is defined as total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income as a percentage of total sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the tax effected impact of the loss on early extinguishment of debt in the third quarter of 2015 and the tax effected FAS/CAS adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. We internally manage our operations by reference to "segment operating income" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, total operating income and total operating margin or any other performance measure presented in accordance with GAAP. They are metrics that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these metrics are useful to investors because they normalize our operating performance by excluding non-recurring items or items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

Reconciliation of Non-GAAP Metrics – Segment Operating Income and Segment Operating Margin ($ in millions) 2015 2014 Sales and Service Revenues Ingalls 593$ 559$ Newport News 1,177 1,097 Other 30 61 Total Sales and Service Revenues 1,800 1,717 Operating Income Ingalls 77 55 As a percentage of Ingalls revenues 13.0% 9.8 % Newport News 100 101 As a percentage of Newport News revenues 8.5% 9.2 % Other (5) (5) As a percentage of Other revenues (16.7)% (8.2)% Total Segment Operating Income 172 151 As a percentage of revenues 9.6% 8.8 % Non-segment factors affecting operating income FAS/CAS Adjustment 27 21 Deferred state income taxes 1 (1) Total Operating Income 200 171 Interest expense (25) (27) Federal income taxes (64) (48) Total Net Earnings 111$ 96$ Three Months Ended September 30

Reconciliation of Non-GAAP Metrics – Adjusted Diluted EPS 11 (In millions, except per share amounts) 2015 2014 Adjusted Net Earnings (Loss) Net Earnings (Loss) 111$ 96$ Adjustment for loss on early extinguishment of debt(1) 3 — Adjustment for FAS/CAS Adjustment(1) (18) (14) Adjusted Net Earnings (Loss) 96 82 Adjusted Diluted EPS Weighted-Average Diluted Shares Outstanding 48.4 49.0 Diluted earnings (loss) per share 2.29$ 1.96$ After-tax loss on early extinguishment of debt per share 0.06 — After-tax FAS/CAS Adjustment per share (0.37) (0.29) Adjusted Diluted EPS 1.98$ 1.67$ (1) Tax effected at 35% federal statutory tax rate. Three Months Ended September 30

Reconciliation of Non-GAAP Metrics – Free Cash Flow 12 ($ in millions) 2015 2014 2015 2014 Net cash provided by (used in) operating activities 254 256 417 314 Less: Capital expenditures (37) (40) (86) (91) Free cash flow 217 216 331 223 Three Months Ended Nine Months Ended September 30 September 30